Trade and other receivables and other current assets	12 Months Ended
Dec. 31, 2023
Trade and other receivables and other current assets
Trade and other receivables and other current assets

19. Trade and other receivables and other current assets

	December 31,
	2023	2022

	(Euro, in thousands)
Trade receivables	€17,494	€28,194
Prepayments	738	488
Other receivables	10,217	11,747
Trade and other receivables	28,449	40,429
Accrued income	508	11,277
Deferred charges	14,632	12,029
Other current assets	15,140	23,307
Total trade and other receivables & other current assets	€43,589	€63,735

Trade and other receivables decreased primarily due to the classification to assets held for sale for an amount of €15.8 million related to the trade and other receivables of the commercial entities which transferred to Alfasigma on January 31, 2024. The decrease in accrued income is due to the fact that accrued interest income on current financial investments is now included in the line ‘current financial investments’. We refer to note 3 for more information about this reclass of accrued interests.

On December 31, 2023, we did not have any provision for expected credit losses since we don’t have a history of credit losses and we are not aware of any forward-looking information that could materially influence the credit risk.